                                                                    Exhibit 13.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Delta Galil Industries Ltd. (the "Company") on Form 20-F for the period ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Senior Vice President and Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to his knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 30, 2007


 /S/ YOSSI HAJAJ
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Yossi Hajaj
Senior Vice President and Chief Financial Officer